Exhibit 99.1

FOR IMMEDIATE RELEASE
Media relations contact:
Charles Coleman, (626) 302-7982 Investor relations contact: Scott Cunningham, (626) 302-2540

Edison International Reports Second Quarter 2010 Results;

Reaffirms 2010 Core Earnings Guidance

ROSEMEAD, Calif., August 5, 2010 – Edison International (NYSE: EIX) today reported second quarter 2010 results.

Second quarter 2010 basic earnings per share were $1.05 compared to a loss of $0.05 per share in the second quarter of 2009. Results for the second quarter of 2009 included a $0.81 per share charge related to a global tax settlement with the Internal Revenue Service (IRS) and related termination of cross-border, leveraged leases. During the second quarter of 2010, the California Franchise Tax Board accepted the tax positions in the IRS settlement. This resulted in a second quarter 2010 gain of $0.43 per share. The impact of the global tax settlement, including state taxes, and related lease terminations are non-core items in the company’s quarterly and year-to-date results for both years.

Excluding non-core items and discontinued operations, second quarter 2010 core earnings were $0.62 per share compared to core earnings of $0.78 per share in the year-ago quarter. The core earnings decrease is attributable to lower results at Edison Mission Group (EMG), partially offset by higher results at Southern California Edison (SCE).

“Our second quarter results are consistent with our plan for the year,” said Theodore F. Craver, Jr., chairman and chief executive officer of Edison International. “This plan included completing substantially all planned maintenance for our EMG coal fleet during the spring, which significantly impacted second quarter results. Our year-to-date performance and outlook, however, suggest that we could achieve results toward the higher end of our core earnings guidance range.”

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Note: GAAP earnings and losses refer to net income or losses attributable to Edison International throughout this release. Core earnings is a non-GAAP financial measure. See Reconciliation of Core Earnings to GAAP Earnings and Reconciliation of Core Earnings Per Share Guidance to Basic Earnings Per Share Guidance.

Edison International Reports Second Quarter 2010 Financial Results

Second Quarter Earnings Detail

SCE’s second quarter 2010 basic earnings were $0.92 per share compared to $1.53 per share in the second quarter last year. Second quarter 2010 core earnings were $0.75 per share compared to $0.61 per share in the prior-year period. The increase in core earnings was due to lower income tax expense and higher authorized revenue to support rate base growth. The increase was partially offset by higher operating expense, including the impact of curtailed spending last year due to the timing of the 2009 California Public Utilities Commission (CPUC) General Rate Case decision. The lower tax expense was driven by the timing of certain federal tax deductions related to SCE’s capital investment program.

EMG’s second quarter 2010 basic earnings were $0.08 per share compared to a loss of $1.71 per share in the second quarter of 2009. Core losses in the second quarter of 2010 were $0.10 per share, compared to core earnings of $0.19 per share in the second quarter of 2009. The decline in core earnings reflects increased coal fleet maintenance activities for scheduled plant outages, impact of unrealized gains and losses and lower generation. In addition, second quarter 2009 results included $0.06 per share related to the sale of an interest in a leveraged lease.

Edison International parent company and other second quarter 2010 basic earnings were $0.05 per share and $0.13 per share in the prior period. Core losses were $0.03 per share and $0.02 per share in the second quarter of 2010 and 2009 respectively.

Year-to-Date Earnings Summary

Edison International reported basic earnings of $1.77 per share for the six-month period ending June 30, 2010 compared to $0.72 per share for the same period last year. Core earnings for the first six months of 2010 were $1.44 per share, $0.14 per share below the first half of 2009 due to lower EMG results.

Year-to-Date Earnings Detail

For the first six months of 2010, SCE’s basic earnings were $1.43 per share compared to $2.17 per share for the same period last year. Core earnings were $1.38 per share compared to $1.25 per share in the same period of 2009. The increase in core earnings reflects higher authorized revenue for rate base growth, lower income tax expense and higher capitalized financing costs. This increase was partially offset by higher operating expense including the impact of curtailed spending last year due to the timing of the 2009 CPUC General Rate Case decision. The lower tax expense was driven by the timing of certain federal tax deductions related to SCE’s capital investment program.

EMG’s basic earnings for the first six months of 2010 were $0.32 per share compared to a basic loss of $1.56 per share in the prior-year period. Core earnings were $0.12 per share compared to $0.37 per share in the first half of 2009. The decrease in core earnings reflects the increased scheduled plant outages in the second quarter, impact of unrealized gains and losses and lower coal fleet realized energy prices. Partially offsetting these items were higher trading revenues and higher distributions from two projects recorded in the first quarter. In addition, results for the 2009 period include $0.06 per share related to the sale of an interest in a leveraged lease.

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Edison International Reports Second Quarter 2010 Financial Results

Edison International parent company and other basic earnings in the first half of 2010 were $0.02 per share compared to $0.11 per share in the first half of 2009. Core losses were $0.06 per share in the 2010 period and $0.04 per share in the 2009 period.

2010 Earnings Guidance

Edison International reaffirmed its 2010 core earnings guidance of $3.15 to $3.45 per share and updated its basic earnings per share guidance to reflect year-to-date non-core items. See the risk disclosure statement on page 4 and the financial teleconference presentation accompanying the company’s earnings conference call for further information.

Reconciliation of 2010 Core Earnings Per Share Guidance to

2010 Basic Earnings Per Share Guidance1

Per Share	May 7, 2010 Earnings Guidance	August 5, 2010 Updated Earnings Guidance
EIX core earnings[1]	$3.15 – $3.45	$3.15 – $3.45
Non-Core Items:
SCE – Tax impact of health care legislation	$(0.12)	$(0.12)
Tax settlements	—	0.43
EMG – Earnings from discontinued operations	0.02	0.02

EIX basic earnings	$3.05 – $3.35	$3.48 – $3.78

Midpoint of 2010 core guidance by business element:
SCE	$2.80	$2.80
EMG	0.62	0.62
EIX parent company and other	(0.12)	(0.12)

Total	$3.30	$3.30

1	See Use of Non-GAAP Financial Measures on page 4. Basic earnings per share refer to basic earnings per common share attributable to Edison International common shareholders. The expected impact of participating securities is $(0.01) per share and is included in EIX parent company and other.

About Edison International

Edison International, through its subsidiaries, is a generator and distributor of electric power and an investor in infrastructure and energy assets, including renewable energy. Headquartered in Rosemead, California, Edison International is the parent company of Southern California Edison, one of the nation’s largest electric utilities, and Edison Mission Group, a competitive power generation business and parent company to Edison Mission Energy and Edison Capital.

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Edison International Reports Second Quarter 2010 Financial Results

Appendix

Use of Non-GAAP Financial Measures, Conference Call Information,

Risk Disclosure Statement and Financial Schedules

Use of Non-GAAP Financial Measures

Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. Our management uses core earnings and earnings per share (EPS) by principal operating subsidiary internally for financial planning and for analysis of performance. We also use core earnings and EPS by principal operating subsidiary when communicating with analysts and investors regarding our earnings results and outlook to facilitate comparisons of the Company’s performance from period to period.

Core earnings is a non-GAAP financial measure and may not be comparable to those of other companies. Core earnings and core earnings per share are defined as GAAP earnings and basic earnings per share excluding income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings. GAAP earnings refer to net income attributable to Edison International common shareholders or attributable to the common shareholders of each subsidiary. Core earnings are reconciled to GAAP earnings in the attached tables. EPS by principal operating subsidiary is based on the principal operating subsidiaries’ net income attributable to the common shareholders of each operating subsidiary, respectively, and Edison International’s weighted average outstanding common shares. The impact of participating securities (vested stock options that earn dividend equivalents that may participate in undistributed earnings with common stock) for each principal operating subsidiary is not material to each principal operating subsidiary’s EPS and is therefore reflected in the results of the Edison International holding company, which we refer to as EIX parent company and other. EIX core EPS and core EPS by principal operating subsidiary are reconciled to basic EPS.

Reminder: Edison International Will Hold a Conference Call Today

Today, Edison International will hold a conference call to discuss its second quarter 2010 financial results at 8 a.m. (Pacific Daylight Time). Two-way participation in the telephone call is limited to financial analysts and investors, while all other interested parties are invited to participate in a simultaneous webcast at www.edisoninvestor.com. A presentation accompanying management’s comments on the conference call will be available on the website as well at www.edisoninvestor.com. The domestic call-in number is (800) 369-2198 and the number for international callers is (773) 756-4618. The pass code is “Edison”. In addition to the live simulcast, the webcast will remain posted at www.edisoninvestor.com and telephone replays will be available through August 12, 2010 at the following numbers: (866) 491-2943 for callers in the United States and (203) 369-1729 for international callers. Replay passcode is 80709.

Risk Disclosure Statement

Statements contained in this news release about future performance, including, without limitation, earnings, asset and rate base growth, load growth, capital investments and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. Important factors that could cause different results are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s 2009 Form 10-K and other reports filed with the Securities and Exchange Commission and are available on our Web site at www.edisoninvestor.com. These forward-looking statements represent our expectations only as of the date of this news release, and Edison International assumes no duty to update them to reflect new information, events or circumstances.

Edison International Reports Second Quarter 2010 Financial Results

Summary Financial Schedules

Second Quarter Basic Earnings Per Share

Per Share (Unaudited)	Quarter Ended June 30,
	2010	2009	Change
SCE	$0.92	$1.53	$(0.61)
EMG	0.08	(1.69)	1.77
EIX parent company and other	0.05	0.13	(0.08)

EIX earnings (loss) from continuing operations	1.05	(0.03)	1.08

EIX loss from discontinued operations	—	(0.02)	0.02

EIX basic earnings (loss)[1]	$1.05	$(0.05)	$1.10

EIX diluted earnings (loss)	$1.05	$(0.05)	$1.10

1	The impact of participating securities on the per share amounts is included in EIX parent company and other and was $(0.01) per share for the quarter ended June 30, 2010 and zero per share for the quarter ended June 30, 2009.

Second Quarter Reconciliation of Core Earnings Per Share to Basic Earnings Per Share

Per Share (Unaudited)			Quarter Ended June 30,
			2010	2009	Change
Core Earnings[1]
SCE			$0.75	$0.61	$0.14
EMG			(0.10)	0.19	(0.29)
EIX parent company and other			(0.03)	(0.02)	(0.01)

EIX core earnings			0.62	0.78	(0.16)

Non-core items
Overall tax settlement			0.43	(0.81)	1.24
	2010	2009

SCE	$0.17	$0.92
EMG	0.18	(1.88)
EIX parent company and other	0.08	0.15
EMG – discontinued operations			—	(0.02)	0.02

Total non-core items			0.43	(0.83)	1.26

EIX basic earnings (loss)[1]			$1.05	$(0.05)	$1.10

1	See Use of Non-GAAP Financial Measures on page 4. The impact of participating securities on the per share amounts is included in EIX parent company and other and was $(0.01) per share for the quarter ended June 30, 2010 and zero per share for the quarter ended June 30, 2009.

Edison International Reports Second Quarter 2010 Financial Results

Second Quarter GAAP Earnings (Loss)

(In Millions) (Unaudited)	Quarter Ended June 30,
	2010	2009	Change
SCE	$301	$499	$(198)
EMG	26	(551)	577
EIX parent company and other	16	43	(27)

EIX earnings (loss) from continuing operations	343	(9)	352
EIX earnings (loss) from discontinued operations	1	(7)	8

EIX GAAP earnings (loss)	$344	$(16)	$360

Second Quarter Reconciliation of Core Earnings to GAAP Earnings (Loss)

(In Millions) (Unaudited)			Quarter Ended June 30,
			2010	2009	Change
Core Earnings[1]
SCE			$248	$199	$49
EMG			(32)	61	(93)
EIX parent company and other			(11)	(7)	(4)

EIX core earnings			205	253	(48)

Non-core items
Overall tax settlement			138	(262)	400
	2010	2009

SCE	$53	$300
EMG	58	(612)
EIX parent company and other	27	50
EMG – discontinued operations			1	(7)	8

Total non-core items			139	(269)	408

EIX GAAP earnings (loss)			$344	$(16)	$360

1	See Use of Non-GAAP Financial Measures on page 4.

Edison International Reports Second Quarter 2010 Financial Results

Year-to-Date Basic Earnings Per Share

Per Share (Unaudited)	Year-to-Date June 30,
	2010	2009	Change
SCE	$1.43	$2.17	$(0.74)
EMG	0.30	(1.55)	1.85
EIX parent company and other	0.02	0.11	(0.09)

EIX earnings from continuing operations	1.75	0.73	1.02

EIX earnings (loss) from discontinued operations	0.02	(0.01)	0.03

EIX basic earnings[1]	$1.77	$0.72	$1.05

EIX diluted earnings	$1.77	$0.72	$1.05

1	The impact of participating securities is included in EIX parent company and other and was $(0.01) per share for the year-to-date ended June 30, 2010 and zero per share for the year-to-date ended June 30, 2009.

Year-to-Date Reconciliation of Core Earnings Per Share to Basic Earnings Per Share

Per Share (Unaudited)			Year-to-date June 30,
			2010	2009	Change
Core Earnings[1]
SCE			$1.38	$1.25	$0.13
EMG			0.12	0.37	(0.25)
EIX parent company and other			(0.06)	(0.04)	(0.02)

EIX core earnings			1.44	1.58	(0.14)

Non-core items
SCE- tax impacts of health care legislation			(0.12)	—	(0.12)
Overall tax settlement			0.43	(0.85)	1.28
	2010	2009

SCE	$0.17	$0.92
EMG	0.18	(1.92)
EIX parent company and other	0.08	0.15
EMG – discontinued operations			0.02	(0.01)	0.03

Total non-core items			0.33	(0.86)	1.19

EIX basic earnings[1]			$1.77	$0.72	$1.05

1	See Use of Non-GAAP Financial Measures on page 4. The impact of participating securities is included in EIX parent company and other and was $(0.01) per share for the year-to-date ended June 30, 2010 and zero per share for the year-to-date ended June 30, 2009.

Edison International Reports Second Quarter 2010 Financial Results

Year-to-Date GAAP Earnings

(In Millions) (Unaudited)	Year-to-Date June 30,
	2010	2009	Change
SCE	$465	$707	$(242)
EMG	96	(506)	602
EIX parent company and other	11	37	(26)

EIX earnings from continuing operations	572	238	334
EIX earnings (loss) from discontinued operations	8	(4)	12

EIX GAAP earnings	$580	$234	$346

Year-to-Date Reconciliation of Core Earnings to GAAP Earnings

(In Millions) (Unaudited)			Year-to-Date June 30,
			2010	2009	Change
Core Earnings[1]
SCE			$451	$407	$44
EMG			38	118	(80)
EIX parent company and other			(16)	(13)	(3)

EIX core earnings			473	512	(39)

Non-core items
SCE- tax impacts of health care legislation			(39)	—	(39)
Overall tax settlement			138	(274)	412
	2010	2009

SCE	$53	$300
EMG	58	(624)
EIX parent company and other	27	50
EMG – discontinued operations			8	(4)	12

Total non-core items			107	(278)	385

EIX GAAP earnings			$580	$234	$346

1	See Use of Non-GAAP Financial Measures on page 4.

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Edison International Reports Second Quarter 2010 Financial Results

Consolidated Statements of Income (Loss)	Edison International

	Three Months Ended June 30,		Six Months Ended June 30,
(in millions, except per-share amounts)	2010	2009	2010	2009
	(Unaudited)
Electric utility	$2,246	$2,272	$4,405	$4,460
Competitive power generation	495	562	1,147	1,186

Total operating revenue	2,741	2,834	5,552	5,646

Fuel	254	328	549	715
Purchased power	612	583	1,220	1,124
Operations and maintenance	1,144	1,074	2,181	2,043
Depreciation, decommissioning and amortization	380	347	749	688
Lease terminations and other	—	866	2	888

Total operating expenses	2,390	3,198	4,701	5,458

Operating income (loss)	351	(364)	851	188
Interest and dividend income	4	17	23	27
Equity in income (loss) from partnerships and unconsolidated subsidiaries – net	20	6	39	(2)
Other income	36	30	70	58
Interest expense – net of amounts capitalized	(175)	(182)	(343)	(369)
Other expenses	(16)	(17)	(28)	(25)

Income (loss) from continuing operations before income taxes	220	(510)	612	(123)
Income tax expense (benefit)	(136)	(524)	14	(402)

Income from continuing operations	356	14	598	279
Income (loss) from discontinued operations – net of tax	1	(7)	8	(4)

Net income	357	7	606	275
Less: Net income attributable to noncontrolling interests	13	23	26	41

Net income (loss) attributable to Edison International common shareholders	$344	$(16)	$580	$234

Amounts attributable to Edison International common shareholders:
Income (loss) from continuing operations, net of tax	$343	$(9)	$572	$238
Income (loss) from discontinued operations, net of tax	1	(7)	8	(4)

Net income (loss) attributable to Edison International common shareholders	$344	$(16)	$580	$234

Basic earnings per common share attributable to Edison International common shareholders:
Weighted-average shares of common stock outstanding	326	326	326	326
Continuing operations	$1.05	$(0.03)	$1.75	$0.73
Discontinued operations	—	(0.02)	0.02	(0.01)

Total	$1.05	$(0.05)	$1.77	$0.72

Diluted earnings per common share attributable to Edison International common shareholders:
Weighted-average shares of common stock outstanding, including effect of dilutive securities	327	327	327	327
Continuing operations	$1.05	$(0.03)	$1.75	$0.73
Discontinued operations	—	(0.02)	0.02	(0.01)

Total	$1.05	$(0.05)	$1.77	$0.72

Dividends declared per common share	$0.315	$0.31	$0.63	$0.62

Edison International Reports Second Quarter 2010 Financial Results

Consolidated Balance Sheets	Edison International

(in millions)	June 30, 2010	December 31, 2009
	(Unaudited)
ASSETS
Cash and equivalents	$868	$1,673
Short-term investments	7	10
Receivables, less allowances of $53 for uncollectible accounts at both dates	880	1,017
Accrued unbilled revenue	542	347
Inventory	556	533
Derivative assets	224	357
Restricted cash	25	69
Margin and collateral deposits	111	125
Regulatory assets	338	120
Deferred income taxes	—	3
Other current assets	306	176

Total current assets	3,857	4,430

Competitive power generation and other property – less accumulated depreciation of $1,730 and $2,231 at respective dates	5,112	5,147
Nuclear decommissioning trusts	3,083	3,140
Investments in partnerships and unconsolidated subsidiaries	515	216
Investments in leveraged leases	153	160
Other investments	98	91

Total investments and other assets	8,961	8,754

Utility plant, at original cost:
Transmission and distribution	23,355	22,214
Generation	2,715	2,667
Accumulated depreciation	(6,047)	(5,921)
Construction work in progress	2,682	2,701
Nuclear fuel, at amortized cost	339	305

Total utility plant	23,044	21,966

Derivative assets	276	268
Restricted deposits	44	43
Rent payments in excess of levelized rent expense under plant operating leases	1,149	1,038
Regulatory assets	5,058	4,139
Other long-term assets	666	806

Total long-term assets	7,193	6,294

Total assets	$43,055	$41,444

Edison International Reports Second Quarter 2010 Financial Results

Consolidated Balance Sheets	Edison International

(in millions, except share amounts)	June 30, 2010	December 31, 2009
	(Unaudited)
LIABILITIES AND EQUITY
Short-term debt	$495	$85
Current portion of long-term debt	42	377
Accounts payable	1,027	1,347
Accrued taxes	131	186
Accrued interest	210	196
Customer deposits	229	238
Derivative liabilities	179	107
Regulatory liabilities	457	367
Deferred income taxes	114	—
Other current liabilities	729	884

Total current liabilities	3,613	3,787

Long-term debt	11,113	10,437

Deferred income taxes	4,639	4,334
Deferred investment tax credits	98	102
Customer advances	124	119
Derivative liabilities	1,211	529
Pensions and benefits	2,119	2,061
Asset retirement obligations	3,323	3,241
Regulatory liabilities	3,391	3,328
Other deferred credits and other long-term liabilities	2,329	2,500

Total deferred credits and other liabilities	17,234	16,214

Total liabilities	31,960	30,438

Common stock, no par value (800,000,000 shares authorized; 325,811,206 shares issued and outstanding at each date)	2,315	2,304
Accumulated other comprehensive income (loss)	(12)	37
Retained earnings	7,879	7,500

Total Edison International’s common shareholders’ equity	10,182	9,841
Noncontrolling interests	6	258
Preferred and preference stock of utility not subject to mandatory redemption	907	907

Total equity	11,095	11,006

Total liabilities and equity	$43,055	$41,444

Edison International Reports Second Quarter 2010 Financial Results

Consolidated Statements of Cash Flows	Edison International

	Six Months Ended June 30,
(in millions)	2010	2009
	(Unaudited)
Cash flows from operating activities:
Net income	$606	$275
Less: Income (loss) from discontinued operations	8	(4)

Income from continuing operations	598	279
Adjustments to reconcile to net cash provided by operating activities:
Depreciation, decommissioning and amortization	749	688
Regulatory impacts of net nuclear decommissioning trust earnings (reflected in accumulated depreciation)	74	86
Other amortization	56	58
Lease terminations and other	2	888
Stock-based compensation	14	11
Equity in (income) loss from partnerships and unconsolidated subsidiaries – net	(39)	2
Distributions and dividends from unconsolidated entities	39	5
Deferred income taxes and investment tax credits	247	(1,315)
Income from leveraged leases	(2)	(12)
Changes in operating assets and liabilities:
Receivables	13	65
Inventory	(36)	9
Restricted cash	43	(188)
Margin and collateral deposits – net of collateral received	12	(29)
Other current assets	(346)	35
Rent payments in excess of levelized rent expense	(111)	(113)
Accounts payable	(114)	58
Accrued taxes	(69)	(377)
Other current liabilities	(164)	(94)
Derivative assets and liabilities – net	806	(628)
Regulatory assets and liabilities – net	(720)	761
Proceeds from U.S. Treasury grants	92	—
Other assets	(38)	(106)
Other liabilities	(152)	804
Operating cash flows from discontinued operations	8	(4)

Net cash provided by operating activities	962	883

Cash flows from financing activities:
Long-term debt issued	651	939
Long-term debt issuance costs	(25)	(24)
Long-term debt repaid	(366)	(194)
Bonds repurchased	—	(219)
Short-term debt financing – net	410	(2,066)
Settlements of stock-based compensation – net	(2)	—
Cash contributions from noncontrolling interests	—	1
Dividends and distributions to noncontrolling interests	(25)	(55)
Dividends paid	(205)	(202)

Net cash provided (used) by financing activities	$438	$(1,820)

Edison International Reports Second Quarter 2010 Financial Results

Consolidated Statements of Cash Flows	Edison International

	Six Months Ended June 30,
(in millions)	2010	2009
	(Unaudited)
Cash flows from investing activities:
Capital expenditures	$(2,070)	$(1,540)
Purchase of interest in acquired companies	(4)	(7)
Proceeds from termination of leases	—	1,420
Proceeds from sale of nuclear decommissioning trust investments	600	1,310
Purchases of nuclear decommissioning trust investments and other	(697)	(1,415)
Proceeds from partnerships and unconsolidated subsidiaries, net of investment	44	12
Maturities and sale of short-term investments	5	3
Purchase of short-term investments	(1)	(1)
Investments in other assets	9	(60)
Effect of consolidation and deconsolidation of variable interest entities	(91)	—

Net cash used by investing activities	(2,205)	(278)

Net decrease in cash and equivalents	(805)	(1,215)
Cash and equivalents, beginning of period	1,673	3,916

Cash and equivalents, end of period	$868	$2,701